Ivy Funds Variable Insurance Portfolios

Supplement dated May 2, 2013 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2013

The following replaces the “Portfolio Managers” section for Ivy Funds VIP Global Bond:

Portfolio Managers

Daniel J. Vrabac, Senior Vice President of WRIMCO, and Mark G. Beischel, Senior Vice President and Global Director of Fixed Income of WRIMCO, have managed the Portfolio since its inception in August 2010. Effective June 1, 2013, Mr. Vrabac is retiring from WRIMCO and Mr. Beischel will become the sole portfolio manager of the Portfolio.

Effective June 1, 2013, the third paragraph in the “The Management of the Portfolios — Portfolio Management — Ivy Funds VIP Asset Strategy” section is deleted in its entirety.

The following is added as a new paragraph at the end of the “The Management of the Portfolios — Portfolio Management — Ivy Funds VIP Global Bond” section:

Effective June 1, 2013, Mr. Vrabac is retiring from WRIMCO and IICO and Mr. Beischel will become the sole portfolio manager of the Portfolio.

Supplement	Prospectus	1